UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  April 25, 2005


                       NOMURA ASSET ACCEPTANCE CORPORATION
                              -------------------
             (as depositor under a Pooling and Servicing Agreement,
          dated as of February 1, 2005, providing for the issuance of
  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR1,
                       Mortgage Pass-Through Certficates)

                      NOMURA ASSET ACCEPTANCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-09                13-3672336
    ------------------        -----------------------      ------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, New York                                               10281
--------------------------                                      --------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee and custodian.

     On April 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 25, 2005 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Mortgage Pass-Through Certificates, Series 2005-AR1
----------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein

                               By:   /s/  Andrew M. Cooper
                                  ---------------------------------------
                                  Andrew M. Cooper
                                  Assistant Vice President
Date: April 26, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         April 25, 2005

Exhibit 99.1

Monthly Certificateholder Statement on April 25, 2005



  Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 April 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1        69,729,000.00     69,204,682.51     952,503.76      298,118.39      1,250,622.15   0.00          0.00    68,252,178.75
IA2         7,748,000.00      7,689,739.99     105,838.30       34,599.56        140,437.86   0.00          0.00     7,583,901.69
IIA1      115,800,000.00    114,986,570.84   2,733,658.27      309,920.75      3,043,579.02   0.00          0.00   112,252,912.57
IIA2      113,411,000.00    112,614,352.20   2,677,261.81      301,587.49      2,978,849.30   0.00          0.00   109,937,090.39
IIA3       25,468,000.00     25,289,101.78     601,215.97       69,685.52        670,901.49   0.00          0.00    24,687,885.81
M1         21,237,000.00     21,237,000.00           0.00       62,542.97         62,542.97   0.00          0.00    21,237,000.00
M2          6,520,000.00      6,520,000.00           0.00       20,212.00         20,212.00   0.00          0.00     6,520,000.00
M3          3,726,000.00      3,726,000.00           0.00       11,711.03         11,711.03   0.00          0.00     3,726,000.00
M4          3,353,000.00      3,353,000.00           0.00       11,837.95         11,837.95   0.00          0.00     3,353,000.00
M5          3,167,787.00      3,167,787.00           0.00       12,957.13         12,957.13   0.00          0.00     3,167,787.00
P                 100.00            100.00           0.00       41,948.82         41,948.82   0.00          0.00           100.00
R                   0.00              0.00           0.00            0.00              0.00   0.00          0.00             0.00
TOTALS    370,159,887.00    367,788,334.32   7,070,478.11    1,175,121.61      8,245,599.72   0.00          0.00   360,717,856.21
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                       REALIZED       DEFERRED      NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X         372,581,567.00    370,210,014.21           0.00      741,781.31        741,781.31   0.00          0.00   363,139,536.10
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                  PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL               PRINCIPAL       CLASS       RATE
--------------------------------------------------------------------------------------------------------------------------------
IA1        65535VHW1     992.48063948     13.66008060     4.27538599   17.93546659       978.82055888     IA1        5.169333 %
IA2        65535VHX9     992.48063887     13.66008002     4.46561177   18.12569179       978.82055885     IA2        5.399333 %
IIA1       65535VHY7     992.97556857     23.60672081     2.67634499   26.28306580       969.36884775     IIA1       3.130000 %
IIA2       65535VHZ4     992.97556851     23.60672078     2.65924372   26.26596450       969.36884773     IIA2       3.110000 %
IIA3       65535VJA7     992.97556856     23.60672098     2.73619915   26.34292014       969.36884757     IIA3       3.200000 %
M1         65535VJB5   1,000.00000000      0.00000000     2.94500024    2.94500024     1,000.00000000     M1         3.420000 %
M2         65535VJC3   1,000.00000000      0.00000000     3.10000000    3.10000000     1,000.00000000     M2         3.600000 %
M3         65535VJD1   1,000.00000000      0.00000000     3.14305690    3.14305690     1,000.00000000     M3         3.650000 %
M4         65535VJE9   1,000.00000000      0.00000000     3.53055473    3.53055473     1,000.00000000     M4         4.100000 %
M5         65535VJF6   1,000.00000000      0.00000000     4.09027817    4.09027817     1,000.00000000     M5         4.750000 %
P          65535VJH2   1,000.00000000      0.00000000           ####           ###     1,000.00000000     P          0.000000 %
TOTALS                   993.59316673     19.10114618     3.17463251   22.27577868       974.49202055
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP         NOTIONAL        PRINCIPAL        INTEREST        TOTAL               NOTIONAL       CLASS        RATE
--------------------------------------------------------------------------------------------------------------------------------
X          65535VJG4     993.63480913      0.00000000     1.99092327    1.99092327       974.65781526     X          2.404412 %
--------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Janet M Russo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com

Principal Funds:
                         Scheduled Principal Payments (Total)                                       86,100.33
                                                Group 1                                             22,384.87
                                                Group 2                                             63,715.46

                         Principal Prepayments (Total)                                           6,981,829.02
                                                Group 1                                          1,035,915.28
                                                Group 2                                          5,945,913.74

                         Repurchase Principal (Total)                                                    0.00
                                                Group 1                                                  0.00
                                                Group 2                                                  0.00

                         Substitution Amounts (Total)                                                    0.00
                                                Group 1                                                  0.00
                                                Group 2                                                  0.00

                         Net Liquidation Proceeds (Total)                                                0.00
                                                Group 1                                                  0.00
                                                Group 2                                                  0.00

                         Insurance Proceeds (Total)                                                      0.00
                                                Group 1                                                  0.00
                                                Group 2                                                  0.00

                         Other Principal (Total)                                                     2,548.76
                                                Group 1                                                 41.91
                                                Group 2                                              2,506.85
Interest Funds:
                         Scheduled Gross Interest (Total)                                        1,956,708.81
                                                Group 1                                            429,054.88
                                                Group 2                                          1,527,653.93

                         Servicing Fees (Total)                                                     77,127.09
                                                Group 1                                             17,984.20
                                                Group 2                                             59,142.89

                         Credit Risk Management Fees (Total)                                         4,627.63
                                                Group 1                                              1,079.05
                                                Group 2                                              3,548.57

Prepayment Penalties:
                         Prepayment Penalties (Total)                                               41,948.82
                                                Group 1                                              4,794.00
                                                Group 2                                             37,154.82

                         Balance of Loans w/Prepayment Penalties (Total)                         1,876,877.81
                                                Group 1                                            188,000.00
                                                Group 2                                          1,688,877.81

                         Count of Loans w/Prepayment Penalties (Total)                                   9.00
                                                Group 1                                                  1.00
                                                Group 2                                                  8.00

Pool Detail:
                         Beginning Number of Loans Outstanding (Total)                                  1,467
                                                Group 1                                                   332
                                                Group 2                                                 1,135

                         Beginning Aggregate Loan Balances (Total)                             370,210,014.51
                                                Group 1                                         86,324,130.71
                                                Group 2                                        283,885,883.80

                         Ending Number of Loans Outstanding (Total)                                     1,437
                                                Group 1                                                   328
                                                Group 2                                                 1,109

                         Ending Aggregate Loan Balances (Total)                                363,139,536.40
                                                Group 1                                         85,265,788.65
                                                Group 2                                        277,873,747.75

                         Beginning Gross Weighted Average Coupon (Deal)                              6.3425 %
                                                Group 1                                              5.9643 %
                                                Group 2                                              6.4575 %

                         Weighted Average Term to Maturity (Deal)                                         356
                                                Group 1                                                   356
                                                Group 2                                                   356

                         Current Advances (Total)                                                         N/A
                                                Group 1                                                   N/A
                                                Group 2                                                   N/A

                         Outstanding Advances (Total)                                                     N/A
                                                Group 1                                                   N/A
                                                Group 2                                                   N/A

                         Delinquent Mortgage Loans
                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         0                    0.00                   0.00 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         0                    0.00                   0.00 %
                                                Total                       0                        0.00                   0.00 %
                                                 Group 2
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         2            1,285,043.87                   0.46 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         0                    0.00                   0.00 %
                                                 Total                          2            1,285,043.87                   0.46 %
                                                 Group Totals
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         2            1,285,043.87                   0.35 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         0                    0.00                   0.00 %
                                                 Total                          2            1,285,043.87                   0.35 %
                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           1              184,801.73                 0.07 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           1              184,801.73                 0.05 %

                                                Group 1 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                         0
                         Principal Balance of Foreclosure Loans that are Current                                           0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                              0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                             0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                               0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                            0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                              0.00
                         Total Number of Foreclosure Loans                                                                    0
                         Total Principal Balance of Foreclosure Loans                                                      0.00

                                                Group 2 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                         1
                         Principal Balance of Foreclosure Loans that are Current                                     184,801.73
                         Number of Foreclosure Loans that are 1 Month Delinquent                                              0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                             0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                               0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                            0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                              0.00
                         Total Number of Foreclosure Loans                                                                    1
                         Total Principal Balance of Foreclosure Loans                                                184,801.73

                         REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

Loss Detail:
                         Current Realized Losses (Total)                                                                      0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Subsequent Losses (Total)                                                                            0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Subsequent Loss Recoveries (Total)                                                                   0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Current Period Net Loss (Total)                                                                      0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Cumulative Realized Losses (Total)                                                                   0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

Trigger Event                                                                                                                   NO
                         TEST I - Trigger Event Occurrence                                                                      NO
                         (Is Rolling 3 Month Delinquency Rate > 28% of of Senior Enhancement Percetage ?)
                         Rolling 3 Month Delinquency Rate                                                                0.02545 %
                         28% of of Senior Enhancement Percetage                                                          3.11703 %
                         OR
                         TEST II - Trigger Event Occurrence                                                                     NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                            0.00000 %
                         Required Cumulative Loss %                                                                      0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                        2,421,780.19
                         Ending Overcollateralization Amount                                                          2,421,780.19
                         Ending Overcollateralization Deficiency                                                              0.00
                         Overcollateralization Release Amount                                                                 0.00
                         Monthly Excess Interest                                                                        741,781.31
                         Payment to Class X                                                                             741,781.31


Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                                    0.00
                         Additions to the Basis Risk Reserve Fund                                                             0.00
                         Withdrawals from the Basis Risk Reserve Fund                                                         0.00
                         Ending Balance                                                                                       0.00
Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
